Exhibit 99.1

Vista Gold Corp. Announces Proposed Public Offering of Common Shares

Denver, Colorado, (February 25, 2026) - Vista Gold Corp. (NYSE American and TSX: VGZ) (“Vista” or the “Company”) is pleased to announce that it has commenced an underwritten public offering of US$30.0 million of its common shares. All common shares are being offered by Vista. The Company expects to grant the underwriters a 30-day option to purchase up to an additional US$4.5 million of its common shares to cover over-allotments, if any. The proposed offering is subject to market conditions and other factors, and there can be no assurance as to whether or when the proposed offering may be completed, or as to the actual size or terms of the proposed offering.

CIBC Capital Markets is acting as the sole bookrunner for the proposed offering.

The Company intends to allocate the net proceeds from the offering to advance exploration and development activities at the Company’s Mt. Todd gold project, a development-stage gold deposit in Australia’s Northern Territory, and for general corporate purposes.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-282706) (including a base prospectus) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2024, and declared effective on November 8, 2024. The common shares may be offered only by means of a prospectus supplement and the accompanying base prospectus that form a part of the registration statement. A preliminary prospectus supplement and the accompanying base prospectus relating to and describing the terms of the proposed offering of common shares have been filed with the SEC. Before investing, prospective investors should read the preliminary prospectus supplement, the accompanying base prospectus and the documents incorporated by reference therein for more complete information about the Company and the offering. These documents, including the preliminary prospectus supplement relating to the offering, are available without charge on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement, when available, and the accompanying base prospectus relating to the offering may be accessed for free on the SEC’s website at www.sec.gov or obtained by contacting CIBC Capital Markets, 161 Bay Street, 5th Floor, Toronto, ON M5J 2S8, by telephone: 1(416) 956-6378, or by email: mailbox.usprospectus@cibc.com.

In addition, the offering is being made in each of the Provinces of Canada, except for Quebec, in reliance on the “listed issuer financing” exemption from the prospectus requirements available under Part 5A of National Instrument 45-106 – Prospectus Exemptions, as modified by Coordinated Blanket Order 45-935 – Exemptions from Certain Conditions of the Listed Issuer Financing Exemption. There is an offering document related to the offering (the “Offering Document”) that can be accessed under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the Company’s website at www.vistagold.com. Prospective investors should read this Offering Document before making an investment decision.

Closing of the offering will be subject to customary conditions, including the approval of the Toronto Stock Exchange. The Company intends to rely upon the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

All amounts in this press release are in U.S. dollars.

About Vista Gold Corp.

Vista holds the Mt. Todd gold project, a leading development-stage gold deposit located in the Tier-1 mining jurisdiction of Northern Territory, Australia.

Mt. Todd offers strong project economics, significant initial production, and compelling expansion and exploration upside. The Mt. Todd gold project benefits from advanced local infrastructure, multiple development scenarios, and broad community support, underpinning its potential to become a long-lived, globally significant gold operation.

For further information about Vista or Mt. Todd, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as statements with respect to the proposed offering, the use of proceeds from the offering and the expected 30-day option to be granted to the underwriters; and our beliefs and expectations regarding the Mt. Todd gold project and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our understanding and belief of the current market conditions, approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold. When used in this press release or otherwise, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, our ability to price and complete the offering at terms acceptable to us, risks related to the development of the Mt. Todd gold project, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on the Company’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt. Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 28, 2025, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

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